Exhibit 99.3

THORT Chartered Accountants

Cards Plus (Pty) Ltd

(Registration number 2013/222236/07)

Annual Financial Statements

for the year ended 31 December 2015

These annual financial statements were prepared by:

West End Corporate Services (Pty) Ltd

These annual financial statements have been audited in compliance with the applicable requirements of the Companies Act

71 of 2008.

Published 08 July 2016

P O Box 3352, Dainfern 2055

Telephone: (011) 467 6711

Facsimile: 086 509 1438

E-mail: catherine@thortsa.co.za

www.thortsa.co.za

Partners: Catherine Hewett, CA.(SA), Adv. Tax. Cert

Ian Hewett, CA.(SA), Practice No. 945544

Cards Plus (Pty) Ltd

(Registration number 2013/222236/07)

Annual Financial Statements for the year ended 31 December 2015

Index

The reports and statements set out below comprise the annual financial statements presented to the shareholder:

Preparer

West End Corporate Services (Pty) Ltd

Published

08 July 2016

1

Cards Plus (Pty) Ltd

(Registration number 2013/222236/07)

Annual Financial Statements for the year ended 31 December 2015

Director’s Responsibilities and Approval

The director is required in terms of the Companies Act 71 of 2008 to maintain adequate accounting records and is responsible for the content and integrity of the annual financial statements and related financial information included in this report. It is his responsibility to ensure that the annual financial statements fairly present the state of affairs of the company as at the end of the financial year and the results of its operations and cash flows for the period then ended, in conformity with Generally Accepted Accounting Principles (GAAP). The external auditors are engaged to express an independent opinion on the annual financial statements.

The annual financial statements are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are based upon appropriate accounting policies consistently applied and supported by reasonable and prudent judgements and estimates.

The director acknowledges that he is ultimately responsible for the system of internal financial control established by the company and places considerable importance on maintaining a strong control environment. To enable the director to meet these responsibilities, the board sets standards for internal control aimed at reducing the risk of error or loss in a cost effective manner. The standards include the proper delegation of responsibilities within a clearly defined framework, effective accounting procedures and adequate segregation of duties to ensure an acceptable level of risk. These controls are monitored throughout the company and all employees are required to maintain the highest ethical standards in ensuring the company’s business is conducted in a manner that in all reasonable circumstances is above reproach. The focus of risk management in the company is on identifying, assessing, managing and monitoring all known forms of risk across the company. While operating risk cannot be fully eliminated, the company endeavours to minimise it by ensuring that appropriate infrastructure, controls, systems and ethical behaviour are applied and managed within predetermined procedures and constraints.

The director is of the opinion, based on the information and explanations given by management, that the system of internal control provides reasonable assurance that the financial records may be relied on for the preparation of the annual financial statements. However, any system of internal financial control can provide only reasonable, and not absolute, assurance against material misstatement or loss.

The director has reviewed the company’s cashflow forecast for the year to 31 December 2016 and, in the light of this review and the current financial position, he is satisfied that the company has or has access to adequate resources to continue in operational existence for the foreseeable future.

The external auditors are responsible for independently auditing and reporting on the company’s annual financial statements. The annual financial statements have been examined by the company’s external auditors and their report is presented on page 3.

The annual financial statements set out on pages 4 to 14, which have been prepared on the going concern basis, were approved by board on 08 July 2016 and were signed on its behalf by:

/s/ WT James
WT James

Johannesburg
08 July 2016

2

THORT Chartered Accountants

Independent Auditors’ Report

To the Management of Cards Plus (Pty) Ltd

We have audited the annual financial statements of Cards Plus (Pty) Ltd, as set out on pages 5 to 13, which comprise the statement of financial position as at 31 December 2015, and the statement of comprehensive income, statement of changes in equity and statement of cash flows for the year then ended, and the notes, comprising a summary of significant accounting policies and other explanatory information.

Director’s Responsibility for the Annual Financial Statements

The company’s director is responsible for the preparation and fair presentation of these annual financial statements in accordance with International Financial Reporting Standards, and requirements of the Companies Act 71 of 2008, and for such internal control as the director determines is necessary to enable the preparation of annual financial statements that are free from material misstatements, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these annual financial statements based on our audit. We conducted our audit in accordance with International Standards on Auditing. Those standards require that we comply with ethical requirements and plan and perform the audit to obtain reasonable assurance whether the annual financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the annual financial statements. The procedures selected depend on the auditors’ judgement, including the assessment of the risks of material misstatement of the annual financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the annual financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of accounting estimates made by management, as well as evaluating the overall presentation of the annual financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the annual financial statements present fairly, in all material respects, the financial position of Cards Plus (Pty) Ltd as at 31 December 2015, and its financial performance and its cash flows for the year then ended in accordance with International Financial Reporting Standards, and the requirements of the Companies Act 71 of 2008.

Emphasis of Matter

Without qualifying our opinion, we draw attention to note 8 to the annual financial statements which indicates that the company incurred a net loss of R 1,743,792 for the year ended 31 December 2015 and, as at that date, the company’s total liabilities exceeded its total assets by R 1,743,692. The note 8 also indicates that these conditions, along with other matters, indicate the existence of a material uncertainty which may cast significant doubt on the company’s ability to continue as a going concern.

Thort Chartered Accountants
Partner

08 July 2016

P O Box 3352, Dainfern 2055

Telephone: (011) 467 6711

Facsimile: 086 509 1438

E-mail: catherine@thortsa.co.za

www.thortsa.co.za

Partners: Catherine Hewett, CA.(SA), Adv. Tax. Cert

Ian Hewett, CA.(SA), Practice No. 945544

3

Cards Plus (Pty) Ltd

(Registration number 2013/222236/07)

Annual Financial Statements for the year ended 31 December 2015

Director’s Report

The director has pleasure in submitting his report on the annual financial statements of Cards Plus (Pty) Ltd for the year ended 31 December 2015.

1.	Review of financial results and activities

The annual financial statements have been prepared in accordance with International Financial Reporting Standards and the requirements of the Companies Act 71 of 2008. The accounting policies have been applied consistently compared to the prior year.

Full details of the financial position, results of operations and cash flows of the company are set out in these annual financial statements.

2.	Share capital

There have been no changes to the authorised or issued share capital during the year under review.

3.	Directorate

The director in office at the date of this report are as follows:

Director

WT James

4.	Events after the reporting period

The director is not aware of any material event which occurred after the reporting date and up to the date of this report.

5.	Going concern

The director believes that the company has adequate financial resources to continue in operation for the foreseeable future and accordingly the annual financial statements have been prepared on a going concern basis. The director has satisfied himself that the company is in a sound financial position and that it has access to sufficient borrowing facilities to meet its foreseeable cash requirements. The director is not aware of any new material changes that may adversely impact the company. The director is also not aware of any material non-compliance with statutory or regulatory requirements or of any pending changes to legislation which may affect the company.

6.	Auditors

Thort Chartered Accountants continued in office as auditors for the company for 2015.

At the AGM, the shareholder will be requested to reappoint Thort Chartered Accountants as the independent external auditors of the company and to confirm Partner’s name as the designated lead audit partner for the 2016 financial year.

4

Cards Plus (Pty) Ltd

(Registration number 2013/222236/07)

Annual Financial Statements for the year ended 31 December 2015

Statement of Financial Position as at 31 December 2015

		2015	2014
	Note(s)	R	R
Assets

Non-Current Assets
Property, plant and equipment	2	1,684,114	3,667,642
Goodwill	3	356,799	356,799
		2,040,913	4,024,441

Current Assets
Inventories		1,651,567	1,124,878
Trade and other receivables		1,372,138	758,000
Cash and cash equivalents		1,219,580	1,041,418
		4,243,285	2,924,296
Total Assets		6,284,198	6,948,737

Equity and Liabilities

Equity
Share capital	4	100	100
Accumulated loss		(1 743 792)	(1,589,221)
		(1,743,692)	(1,589,121)
Liabilities

Non-Current Liabilities
Other financial liabilities	5	6,439,630	6,598,899

Current Liabilities
Trade and other payables		1,588,260	1,938,959
Total Liabilities		8,027,890	8,537,858
Total Equity and Liabilities		6,284,198	6,948,737

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Cards Plus (Pty) Ltd

(Registration number 2013/222236/07)

Annual Financial Statements for the year ended 31 December 2015

Statement of Comprehensive Income

		2015	2014
	Note(s)	R	R
Revenue		20,052,725	14,033,930
Cost of sales		(10,061,808)	(6,378,230)
Gross profit		9,990,917	7,155,700
Other income		19,017	14,930
Operating expenses		(10,213,821)	(8,764,952)
Operating loss		(203,887)	(1,594,322)
Investment revenue		56,101	9,816
Finance costs		(6,785)	(4,715)
Loss for the year		(154,571)	(1,589,221)

6

Cards Plus (Pty) Ltd

(Registration number 2013/222236/07)

Annual Financial Statements for the year ended 31 December 2015

Statement of Changes in Equity

		Accumulated
	Share capital	loss	Total equity
	R	R	R

Balance at 01 January 2014	100	-	100
Loss for the year	-	(1,589,221)	(1,589,221)
Balance at 01 January 2015	100	(1,589,221)	(1,589,121)
Loss for the year	-	(154,571)	(154,571)
Balance at 31 December 2015	100	(1,743,792)	(1,743,692)
Note(s)	4

7

Cards Plus (Pty) Ltd

(Registration number 2013/222236/07)

Annual Financial Statements for the year ended 31 December 2015

Statement of Cash Flows

		2015	2014
	Note(s)	R	R
Cash flows from operating activities

Cash (used in) generated from operations	7	396,736	(161,048)
Interest income		56,101	9,816
Finance costs		(6,785)	(4,715)
Net cash from operating activities		446,052	(155,947)

Cash flows from investing activities

Purchase of property, plant and equipment	2	(126,165)	(5,401,530)
Sale of property, plant and equipment	2	17,544	-
Net cash from investing activities		(108,621)	(5,401,530)

Cash flows from financing activities

Repayment of other financial liabilities		(159,269)	6,598,899
Net cash from financing activities		(159,269)	6,598,899

Total cash movement for the year		178,162	1,041,422
Cash at the beginning of the year		1,041,418	-
Total cash at end of the year		1,219,580	1,041,422

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Cards Plus (Pty) Ltd

(Registration number 2013/222236/07)

Annual Financial Statements for the year ended 31 December 2015

Accounting Policies

1.	Presentation of Annual Financial Statements

The annual financial statements have been prepared in accordance with Generally Accepted Accounting Principles (GAAP), and the Companies Act 71 of 2008. The annual financial statements have been prepared on the historical cost basis, and incorporate the principal accounting policies set out below. They are presented in South African Rands.

These accounting policies are consistent with the previous period.

1.1	Property, plant and equipment

The cost of an item of property, plant and equipment is recognised as an asset when:

•	it is probable that future economic benefits associated with the item will flow to the company; and
•	the cost of the item can be measured reliably.

Property, plant and equipment is initially measured at cost.

Costs include costs incurred initially to acquire or construct an item of property, plant and equipment and costs incurred subsequently to add to, replace part of, or service it. If a replacement cost is recognised in the carrying amount of an item of property, plant and equipment, the carrying amount of the replaced part is derecognised.

Property, plant and equipment are depreciated on the straight line basis over their expected useful lives to their estimated residual value.

Property, plant and equipment is carried at cost less accumulated depreciation and any impairment losses.

The useful lives of items of property, plant and equipment have been assessed as follows:

The depreciation charge for each period is recognised in profit or loss unless it is included in the carrying amount of another asset.

The gain or loss arising from the derecognition of an item of property, plant and equipment is included in profit or loss when the item is derecognised. The gain or loss arising from the derecognition of an item of property, plant and equipment is determined as the difference between the net disposal proceeds, if any, and the carrying amount of the item.

1.2	Financial instruments

Initial recognition and measurement

Financial instruments are recognised initially when the company becomes a party to the contractual provisions of the instruments.

The company classifies financial instruments, or their component parts, on initial recognition as a financial asset, a financial liability or an equity instrument in accordance with the substance of the contractual arrangement.

Financial instruments are measured initially at fair value, except for equity investments for which a fair value is not determinable, which are measured at cost and are classified as available-for-sale financial assets.

For financial instruments which are not at fair value through profit or loss, transaction costs are included in the initial measurement of the instrument.

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Cards Plus (Pty) Ltd

(Registration number 2013/222236/07)

Annual Financial Statements for the year ended 31 December 2015

Accounting Policies

1.2	Financial instruments (continued)

Trade and other receivables

Trade receivables are measured at initial recognition at fair value, and are subsequently measured at amortised cost using the effective interest rate method. Appropriate allowances for estimated irrecoverable amounts are recognised in profit or loss when there is objective evidence that the asset is impaired. Significant financial difficulties of the debtor, probability that the debtor will enter bankruptcy or financial reorganisation, and default or delinquency in payments (more than 30 days overdue) are considered indicators that the trade receivable is impaired. The allowance recognised is measured as the difference between the asset’s carrying amount and the present value of estimated future cash flows discounted at the effective interest rate computed at initial recognition.

The carrying amount of the asset is reduced through the use of an allowance account, and the amount of the loss is recognised in profit or loss within operating expenses. When a trade receivable is uncollectable, it is written off against the allowance account for trade receivables. Subsequent recoveries of amounts previously written off are credited against operating expenses in profit or loss.

Trade and other receivables are classified as loans and receivables.

Trade and other payables

Trade payables are initially measured at fair value, and are subsequently measured at amortised cost, using the effective interest rate method.

Cash and cash equivalents

Cash and cash equivalents comprise cash on hand and demand deposits, and other short-term highly liquid investments that are readily convertible to a known amount of cash and are subject to an insignificant risk of changes in value. These are initially and subsequently recorded at fair value.

1.3	Tax

Current tax assets and liabilities

Current tax for current and prior periods is, to the extent unpaid, recognised as a liability. If the amount already paid in respect of current and prior periods exceeds the amount due for those periods, the excess is recognised as an asset.

Current tax liabilities (assets) for the current and prior periods are measured at the amount expected to be paid to (recovered from) the tax authorities, using the tax rates (and tax laws) that have been enacted or substantively enacted by the end of the reporting period.

Tax expenses

Current and deferred taxes are recognised as income or an expense and included in profit or loss for the period, except to the extent that the tax arises from:

•	a transaction or event which is recognised, in the same or a different period, to other comprehensive income, or
•	a business combination.

Current tax and deferred taxes are charged or credited to other comprehensive income if the tax relates to items that are credited or charged, in the same or a different period, to other comprehensive income.

Current tax and deferred taxes are charged or credited directly to equity if the tax relates to items that are credited or charged, in the same or a different period, directly in equity.

1.4	Share capital and equity

An equity instrument is any contract that evidences a residual interest in the assets of an entity after deducting all of its liabilities.

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Cards Plus (Pty) Ltd

(Registration number 2013/222236/07)

Annual Financial Statements for the year ended 31 December 2015

Accounting Policies

1.5	Turnover

Turnover comprises of sales to customers and service rendered to customers. Turnover is stated at the invoice amount and is exclusive of value added taxation.

1.6	Borrowing costs

All borrowing costs are recognised as an expense in the period in which they are incurred.

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Cards Plus (Pty) Ltd

(Registration number 2013/222236/07)

Annual Financial Statements for the year ended 31 December 2015

Notes to the Annual Financial Statements

2015	2014
R	R

2.	Property, plant and equipment

	2015			2014
	Cost/	Accumulated		Cost/	Accumulated
	Valuation	depreciation	Carrying value	Valuation	depreciation	Carrying value
Plant and machinery	9,575,648	(8,167,989)	1,407,659	9,614,425	(6,259,322)	3,355,103
Furniture and fixtures	173,505	(143,614)	29,891	163,625	(103,202)	60,423
Motor vehicles	350,152	(122,448)	227,704	236,037	(49,175)	186,862
Office equipment	75,487	(73,245)	2,242	75,487	(63,874)	11,613
IT equipment	361,577	(350,448)	11,129	359,407	(343,619)	15,788
Computer software	64,728	(59,239)	5,489	64,728	(26,875)	37,853
Total	10,601,097	(8,916,983)	1,684,114	10,513,709	(6,846,067)	3,667,642

Reconciliation of property, plant and equipment - 2015

	Opening
	balance	Additions	Disposals	Depreciation	Total
Plant and machinery	3,355,103	-	(27,144)	(1,920,300)	1,407,659
Furniture and fixtures	60,423	9,880	-	(40,412)	29,891
Motor vehicles	186,862	114,115	-	(73,273)	227,704
Office equipment	11,613	-	-	(9,371)	2,242
IT equipment	15,788	2,170	-	(6,829)	11,129
Computer software	37,853	-	-	(32,364)	5,489
	3,667,642	126,165	(27,144)	(2,082,549)	1,684,114

A register containing the information required by Regulation 25(3) of the Companies Regulations, 2011 is available for inspection at the registered office of the company.

3.	Goodwill

	2015			2014
	Cost	Accumulated impairment	Carrying value	Cost	Accumulated impairment	Carrying value
Goodwill	356,799	-	356,799	356,799	-	356,799

4. Share capital

Authorised
1000 Ordinary shares					1,000	1,000

Issued
Ordinary					100	100

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Cards Plus (Pty) Ltd

(Registration number 2013/222236/07)

Annual Financial Statements for the year ended 31 December 2015

Notes to the Annual Financial Statements

2015	2014
R	R

5.	Other financial liabilities

Held at amortised cost
Penn Investment Inc (USA)	6,439,630	6,598,899
The loan is unsecured, interest free and has no fixed terms of repayment.

The loan has been subordinated until such time as the assets of the company, fairly valued, exceed its liabilities.

Non-current liabilities
At amortised cost	6,439,630	6,598,899

6.	Taxation

No provision has been made for 2015 tax as the company has no taxable income. The company has an assessed loss available for set off against future taxable income.

7.	Cash (used in) generated from operations

Loss before taxation	(154,571)	(1,589,221)
Adjustments for:
Depreciation and amortisation	2,082,549	1,733,888
Loss on sale of assets	9,600	-
Interest received - investment	(56,101)	(9,816)
Finance costs	6,785	4,715
Other non-cash items	-	(356,799)
Changes in working capital:
Inventories	(526,689)	(1,124,878)
Trade and other receivables	(614,138)	(757,900)
Trade and other payables	(350,699)	1,938,963
	396,736	(161,048)

8.	Going concern

We draw attention to the fact that at 31 December 2015, the company had accumulated losses of R (1,743,792) and that the company’s total liabilities exceed its assets by R (1,743,692).

The annual financial statements have been prepared on the basis of accounting policies applicable to a going concern. This basis presumes that funds will be available to finance future operations and that the realisation of assets and settlement of liabilities, contingent obligations and commitments will occur in the ordinary course of business.

The ability of the company to continue as a going concern is dependent on a number of factors. The most significant of these is that the director continue to procure funding for the ongoing operations for the company and that the subordination agreement referred to in note 5 of these annual financial statements will remain in force for so long as it takes to restore the solvency of the company.

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Cards Plus (Pty) Ltd

(Registration number 2013/222236/07)

Annual Financial Statements for the year ended 31 December 2015

Detailed Income Statement

		2015	2014
	Note(s)	R	R
Revenue		20,052,725	14,033,930
Cost of sales		(10,061,808)	(6,878,230)
Gross profit		9,990,917	7,155,700
Other income
Discount received		2,055	838
Interest received		56,101	9,816
Profit and loss on exchange differences		16,962	14,092
		75,118	24,746
Operating expenses
Accounting fees		14,462	43,322
Administration and management fees		210,000	480,000
Advertising		361,138	97,050
Auditors remuneration		-	29,400
Bad debts		1,028	16,760
Bank charges		56,535	41,526
Cleaning		14,401	7,585
Computer expenses		173,534	101,324
Delivery expenses		10,180	140,616
Depreciation, amortisation and impairments		2,082,549	1,733,888
Discount allowed		421	612
Donations		10,460	2,500
Employee costs		5,279,672	4,333,194
Entertainment		22,207	13,661
General expenses		22,016	926
Insurance		190,725	177,574
Lease rentals on operating lease		1,000,858	781,144
Legal expenses		5,785	24,860
Levies		42,188	4,014
Motor vehicle expenses		167,629	188,481
Municipal expenses		151,342	221,646
Payroll administration		23,700	23,490
Printing and stationery		25,453	26,006
Profit and loss on sale of assets and liabilities		9,600
Repairs and maintenance		24,459	29,319
Secretarial fees		17,012	9,130
Staff welfare		106,190	50,827
Subscriptions		2,081	1,397
Telephone and fax		113,959	101,820
Training		4,418	34,067
Travel - local		9,356	9,572
Workmens compensation		60,463	39,241
		10,213,821	8,764,952
Operating loss		(147,786)	(1,584,506)
Finance costs		(6,785)	(4,715)
Loss for the year		(154,571)	(1,589,221)

The supplementary information presented does not form part of the annual financial statements and is unaudited

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